EXHIBIT 10.2

Standard Chartered


To:      Standard Chartered Bank (Hong Kong} Limited
         (as agent for itself and SCB each Group Company (as defined below) to which any Liabilities are owed from time to firm)

1. In consideration of, amongst other things, STANDARD CHARTERED BANK (HONG
KONG) LIMITED (hereinafter called the "Bank", which expression shall include and extend to its Successors and assigns) granting or continuing banking facilities or other accommodation for so long as the Bank may think fit to COMTECH INTERNATIONAL (HONG KONG) LTD. (hereinafter called the "Customer" ) we COMTECH GROUP, INC.. hereby unconditionally guarantee, undertake and agree on written demand by the Bank;

(a)  to pay and discharge the following (hereinafter called the "Liabilities"):

     (i) all moneys now or hereafter advanced to or paid for or on account of the Customer (whether alone or jointly with any other person) by the Bank and/or any other company of the Standard Chartered Group being Standard Chartered Bank (including all its branches) ("SCB"), the parent or any subsidiary or associated Company of SCB (each a "SCB Group Company"); and

     (ii) all other liabilities of the Customer to the Bank and/or any SCB Group Company whatsoever, whether actual or contingent, present or future and including, without limitation, liabilities incurred as a guarantor or surety together with all interest thereon and commission, costs, charges and expenses chargeable by the Bank and/or any SCB Group Company to the Customer (including legal fees), from time to time remaining unpaid and undischarged;

     PROVIDED ALWAYS that (subject as mentioned in Clause 12) the amount for which we shall be liable to the Bank under this sub-clause (and not including any amounts due under sub-clauses (b) and (c) of this Clause) shall not exceed UNITED STATES DOLLARS FIVE MILLION ONLY (USD5,000,000.-) plus interest, commission, cost, charges and expenses as aforesaid;

(b) to pay interest, in the currency in which such sums are denominated, in the Bank's books on all sums due from us to the Bank under this Guarantee (hereinafter called the "Guaranteed Sums") or the outstanding balance thereof from time to time during the period from the date of demand by the Bank as aforesaid or from the date of discontinuance of this Guarantee by us until the date when the Guaranteed Sums are discharged in full (after as well as before judgment) at a rate or rates per annum conclusively certified by the Bank to be one and one half of one percent (1-1/2%) above the rate or rates at which the Customer would have been liable to pay interest on the amounts demanded by the Bank under the facilities or other accommodation extended by the bank and/or any SCB Group Company to the Customer (and to the extant permitted by law the Bank shall be entitled to compound such interest monthly);

(c) to pay all costs and expenses (on a full indemnity basis) arising out of or in connection with the recovery or attempted recovery by the Bank of moneys due to the Bank under this Guarantee.

2. This Guarantee shall extend to cover.

(a) in the case of the death, bankruptcy or liquidation of the Customer, all sums which would have been owing to the Bank and/or any SCB Group Company by the Customer if such death had occurred or such bankruptcy liquidation had commenced at the time when the Bank received actual notice thereof and notwithstanding such death, bankruptcy or liquidation;

(b) all moneys obtained from or liabilities incurred to the Bank and/or any SCB Group Company notwithstanding that the borrowing or the incurring of such liabilities may have been invalid or in excess of the powers of the Customer or of any director, attorney, agent or other person purporting to borrow or act on behalf of the Customer and notwithstanding any other irregularity in the borrowing or the incurring of such liabilities;

(c) in the event of the discontinuance by any means of this Guarantee, all cheques, drafts, bills, notes and negotiable instruments drawn by or for the account of the Customer on the Bank and purporting to be dated on or before the date when such discontinuance became known to the Bank or (in the case of notice to discontinue given hereunder) took effect although presented to or paid by the Bank after that date and all liabilities of the Customer to the Bank at such date whether actual or contingent and whether payable forthwith or at some future time and also all credits then established by the Bank for the Customer.

3. We shall be deemed to be liable as the sole or principal debtor(s) for the Liabilities and this Guarantee shall be binding on us notwithstanding that the Customer is not so bound either because the Customer is an infant or under a disability or is an unincorporated body which is under no liability to discharge obligations undertaken or purported to be undertaken on its behalf or for any other reason whatsoever.

4. If this Guarantee is given in respect of the Liabilities of a firm it shall apply to all moneys borrowed and Liabilities incurred until receipt by the Bank of actual notice of dissolution of the firm but if there shall be any other changes in the constitution of the firm this Guarantee shall continue and, in addition to securing the debts and Liabilities of the firm as constituted before the change, shall apply to the debts and Liabilities of the firm as constituted after such change.

5. The Bank may at all times without prejudice to this Guarantee and without discharging or in any way affecting our liability hereunder:

(a) determine, vary of increase any credit to the Customer;

(b) grant to the Customer or to any other person any time or indulgence;

(c) renew any bills, notes or other negotiable instruments or securities;

(d) deal with, exchange, release, modify or abstain from perfecting or enforcing any securities or other guarantees or rights which the Bank may now or hereafter have from or against the Customer or any other person;

(e) compound with the Customer or with any other person or guarantor.

--------- [REMAINDER OF LINE ILLEGIBLE] ---------- of any security taken or by any existing or future agreement by the Blank and/or any SCB Group Company as to the application of any advances made or to be made to the Customer. Our liability hereunder shall not be discharged or in any way affected by any act or omission on the part of the Bank under or in relation to this Guarantee or by any course of dealing between the Bank and us.

7. This Guarantee shall not be considered as satisfied or discharged by any intermediate payment or satisfaction of the whole or any part of the Liabilities or by any other matter or thing whatsoever but shall constitute and be continuing guarantee to the Bank and shall extend to cover the ultimate balance of the Liabilities and shall be binding upon us until the expiration of one month after the receipt by to Bank from us of notice in writing to discontinue it.

8. This Guarantee shall be in addition to and is not to prejudice or be prejudiced by any other guarantee or other security whether by way of mortgage, charge, lien or otherwise which the Bank may now or at any time hereafter have or hold from us, the Customer or any other party for all or any part of the Liabilities and on discharge by payment or otherwise shall remain the property of the Bank.

9. In the event of this Guarantee being determined or ceasing from any cause to be binding as a continuing guarantee on us:

(a) It shall be lawful for the Bank and/or any SCB Group Company to continue to provide facilities (as hereinbefore mentioned}, to the Customer and to continue any account with the Customer notwithstanding such event and our liability for the amount of the Liabilities at the date this Guarantee is determined shall continue notwithstanding any subsequent payment to or drawing upon or advance by the Bank and/or any SCB Group Company by or to or for or on behalf of the Customer; and

(b} The Bank may forthwith without thereby affecting its rights under this Guarantee open a new or separate account with the Customer and, if the Bank does not open a new or separate account, the Bank shall nevertheless be treated as if it had done so at the time (the "relevant time") that the Bank received notice or became aware that this Guarantee had determined or ceased to be binding as a continuing guarantee and as from the relevant time all moneys paid by or on behalf of the Customer shall be credited or be treated as having been credited to the new or separate account and shall on settlement of any claim in respect of this Guarantee not operate to reduce the amount due from the Customer at the relevant time or the interest thereon unless the person or persons paying in such moneys shall at the time of payment direct the Bank in writing to appropriate the sum specially to that purpose.

10. The Bank shall be entitled at all times to place and keep in a separate or suspense account or accounts to our credit or to the credit of such other person as the Bank may think fit any moneys received under this Guarantee or as a result of the exercise of any of its rights against the Customer or any other surety in respect of the Liabilities for so long and in such manner as the Bank may determine without any intermediate obligation to apply the same or any part thereof in or towards the discharge of the Liabilities and the Bank shall be entitled to prove against us as if any amount standing to the credit of such account had not been received. We hereby irrevocably waive any right of appropriation in respect of any sums paid by us.

11. Until all the Liabilities have been fully paid and discharged (and notwithstanding that we may have discharged the amount of this Guarantee), we shall not take any step to enforce any right against the Customer or his/their representatives in respect of this Guarantee or of any moneys paid hereunder or prove in any bankruptcy, liquidation, administration, winding up or other proceeding having an effect equivalent thereto of the Customer (each of which proceedings are hereinafter called a "Liquidation") in respect thereof in competition with the Bank or claim the benefit of any securities held by the Bank.

12. We have not taken and, until the Liabilities and Guaranteed Sums have been discharged and satisfied in full, will not take without the Bank's prior written consent any security (which for the purposes of this Clause shall include any promissory note, cheque or bill of exchange) from the Customer in connection with this Guarantee; and in the event of our having taken or taking any security in contravention of this provision we will hold the same on trust for the Bank as further security for the Barite and will forthwith deposit the same and all documents relating thereto with the Bank and we will account to the Bank for all moneys at any time received by us in respect thereof and in default of our so doing the maximum amount for which we are to be liable under this Guarantee (as set out In Clause 1(a) above) shall be increased by the amount by which any dividend in the bankruptcy or in the Liquidation of the Customer or otherwise payable by the Customer to the Bank is thereby diminished.

13. Any settlement or discharge between us and the Bank shall be conditional upon no security (including without limitation, any guarantee) furnished or payment made to the Bank by the Customer or any other person being avoided or reduced by virtue of any relevant statutory provisions or enactments relating to bankruptcy, winding up or liquidation or other proceeding having an equivalent effect to any of the foregoing for the time being in force in any jurisdiction and the Bank shall be entitled to retain any security held in respect of our liability hereunder (hereinafter called the "Guarantee Security") until the expiration of the period or periods under such provisions or enactments within which such payment or security could be avoided or reduced and if within any such period the payment or security is so avoided or reduced the Bank shall be entitled to retain the Guarantee Security or any part thereof for and during such further period as the Bank in its entire discretion shall determine.

14 In any proceedings under or for any other purpose of this Guarantee a certificate signed by any officer or representative of the Hank certifying the amount of the Liabilities shall be accepted by us as conclusive evidence thereof.

15. (a) We will pay and discharge the Liabilities and any interest payable by us pursuant to Clause l(b)hereof, in whatever currency or currencies the Liabilities are entered in the books of the Bank and if any part of the Liabilities is entered in a different currency from any other part or parts of the Liabilities we shall pay and discharge each part of the Liabilities and any interest payable by us pursuant to Clause 1(b) hereof, in the currency in which such part or as the case may be such interest is entered in the books of the Bank and if any such payment or discharge is subject to any withholding or other tax, duty, levy, impost or charge imposed or levied by or on behalf of any government or any political subdivision or taxing authority thereof we shall pay to the Bank such additional amounts as may be necessary to ensure the receipt by the Bank of the full amount of the Liabilities and any such interest.

     (b) For the purposes of ascertaining at any time and in particular on the date of any demand hereunder the maximum amount (if any) for which we are to be liable in accordance with Clause 1(a) hereof if some or all of the Liabilities are entered in the books of the Bank in a currency or currencies other than the currency in which such maximum amount is denominated (the "Limit Currency") those parts of the Liabilities denominated in currencies other than the Limit Currency will be converted, nationally, into the Limit Currency at the rate at which the Bank would sell to us, in accordance with its usual practices, the currency in which such other parts of the Liabilities denominated provided always and we agree that if some or all of the Liabilities are entered in the books of the Bank in a currency other than the Limit Currency, and the amount of the Liabilities exceeds the maximum amount stipulated in Clause 1(a), the Bank shall be at liberty to elect which parts of the Liabilities shall be and form part of the Guaranteed Sums.

16. We agree that in addition to and without prejudice to any general or banker's lien, right to combine or consolidate accounts, right of set-off or any other rights which the Bank or any SCB Group Company may have under law, the Bank may at any time and from time to time without prior notice to us set off, transfer or apply, and we authorize each SCB Group Company to transfer or release to the

Bank or the relevant SCB Group Company upon request, all or any of the moneys from time to time standing to the credit of any account (whether or not in Hong Kong, and in whatever currency) which we maintain with the Bank or any SCB Group Company, whether singly or jointly with any other person, and whether or not matured or subject to notice, in or towards discharging the Liabilities or any other of our obligations under this Guarantee and to purchase therewith for our account any other currency required for such purpose.

17. Any notice or demand hereunder shall be in writing and shall be deemed to have been sufficiently given if sent by prepaid (and, if posted to a place outside Hong Kong air mail) post to the address of the person to whom such notices or demand is to be given as appearing herein or to such other address as such person may from time to time have notified to the Bank and any notice or demand so sent shall be deemed to have been served on the day following the date of posting if posted in Hong Kong to an address in Hong Kong and on the eighth day following posting if posted to or from a place outside Hong Kong and in proving such service it shall be sufficient to prove that the envelope containing the notice was properly addressed, stamped and posted.

18. If any one or more of the provisions of this security or any part or parts thereof shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, such illegality, invalidity or unenforceability shall not vitiate any other provisions of this security and this security shall be construed as if such illegal, invalid or unenforceable provisions were not contained herein.

19. In this Guarantee wherever the context so requires or admits(i) where the Customer comprises two or more persons all references to the Customer


--------- [REMAINDER OF LINE ILLEGIBLE] ---------- mean and include a company, society, corporation, firm or an individual and in the case of an individual his or her executors, administrators, committee, receiver or other person lawfully acting on behalf of every such person, (iv) the expression "this Guarantee" shall be construed as including and extending to any separate or independent stipulation or agreement herein contained, and (v) any reference to any statutory provision or enactment shall be deemed to include a reference to any modification or re-enactment thereof for the time being in force. Without prejudice to the other provisions hereof, if, at any time, any Liabilities owed to any SCB Group Company are outstanding, then any reference herein to "the Bank" shall, to the fullest extent required for protecting the interest of such SCB Group Company, be construed as referring to the Bank and/or such SCB Group Company in such manner as the Bank may determine from time to time.

20. Where this Guarantee is signed by more than one party our liability hereunder shall be joint and several and every agreement and undertaking on our part shall be construed accordingly and all references to us in this Guarantee shall, where the context requires or admits, be construed as references to all or any of us and the Bank shall be at liberty to release or discharge any of us from the liabilities of this Guarantee or to accept any composition from or make any other arrangements with any of us without releasing or discharging the other or others of us or otherwise prejudicing or affecting the rights and remedies of the Bank against the other or others of us and no one of us shall be nor shall this Guarantee be released or discharged by any take-over, reconstruction, amalgamation, manger, liquidation or change in the constitution of any of us.

21. This Guarantee shall remain valid and binding for all purposes notwithstanding any change by amalgamation, consolidation or otherwise which may be made in the constitution of the company or corporation by which the business of the Bank and/or any SCB Group Company may from time to time be carried on and shall be available to the company carrying on that business for the time being.

22. This Guarantee is and will remain the property of the Bank notwithstanding the payment in full of any claim or claims of the Bank hereunder.

23. This Guarantee shall be governed by and construed in accordance with the laws of Hong Kong and we hereby submit to the non-exclusive jurisdiction of the Hong Kong courts.

24. We hereby appoint to person named below (if any) as our agent to accept service of any legal process in Hong Kong to connection with this Guarantee. We agree that any writ, summons, order, judgment or other document shall be deemed duly and sufficiently served on us. If addressed to us or to the said agent and left at, or sent by post to the respective address of us or the said agent last known to the Bank. The foregoing shall not limit the rights of the Bank to serve process on us in any manner permitted by law in any jurisdiction.

25. We agree that the Chinese translation shall not apply in construing this Guarantee and that the English version shall govern for all purposes.

Dated 31st day of May 2005
     ------       --------


Name of Process Agent (if any); Comtech International (Hong Kong,) Ltd..
                                ------------------------------------------------

Address of Process Agent;       Room 514, 5/F., Manhattan Centre,
                                ------------------------------------------------
                                8 Kwai Cheong Road,
                                ------------------------------------------------
                                Kwai Chung, New Territories
                                ------------------------------------------------
Corporate Signatory
-------------------

Signed by:


------------------------------                     -----------------------------
a Director for and on behalf of                       (Signature of Director)

COMTECH GROUP, INC.
------------------------------
(Name of Company)

In the presence of:
Name of Witness: Chiu Bing Fu Henry
                 ------------------------

I/D Card No.
(or equivalent)
of witness;
                 ------------------------

Address of Witness:
                 ------------------------

                 ------------------------

                 ------------------------

                 ------------------------


Occupation of
Witness:         Accountant
                 ------------------------    ------------------------------
                                               (Signature of Witness)

To. Standard Chartered Bank (Hong Kong) Limited (as trustee for itself and each SCB Group Company (as defined below) to which any moneys and/or obligations and/or liabilities secured hereby are owed from time to time)

In consideration of, amongst other things, STANDARD CHARTERED BANK (HONG KONG) LIMITED (hereinafter called "the Bank", which expression shall include its successors and assigns) providing or continuing banking facilities or other accommodation or services to me/us for so long as the Bank may think fit

I/we COMTECH INTERNATIONAL (HONG KONG) LTD. hereby agree as follows:


1. I/we as beneficial owner hereby charge by way of fixed charge and release to the Bank all my/our present and future rights in respect of the sums of money described below and all interest from time to time accruing or payable thereon (collectively "the Deposits"):

(a) the sum(s) deposited by me/us or for my/our benefit in the account{s) or as evidenced by deposit instrument(s) or other evidence of indebtedness (if any) specified in the schedule below, including additions to or renewals or replacements of such sum(s) in any currency; and

(b) all other sums in any currency from time to time standing to my/our credit or the credit of any other person for my/our benefit, whether alone or jointly with others, on any deposit account with the Bank or any other company of the Standard Chartered Group being Standard Chartered Bank (including all its branches) ("SCB"), the parent or any subsidiary or associated company of SCB (each a "SCB Group Company"), including additions to or renewals or replacements of such sum(s) as a continuing security for the due and punctual payment or discharge of all moneys, obligations and liabilities, whether actual or contingent, now or at any time hereafter due, owing or incurred by me/us to the Bank or to any SOB Group Company anywhere, whether alone or jointly and whether as principal or as surety, including all principal moneys, interest at such rates as may from time to time be payable by me/us (or which would have been so payable but for my/our liquidation, bankruptcy, death or other incapacity, as may be applicable), fees, commission, discount and other charges and all expenses including legal costs on a full indemnity basis Incurred in connection with the enforcement or preservation of the rights of the Bank against me/us or under this security (save and except that without prejudice to the generality of the foregoing, the charges, costs, and expenses incurred by the Bank in recovering any sums owing by me/us to the Bank (including without limitation legal costs on an indemnity basis, shall be of reasonable amount and were reasonably incurred). I/We as beneficial owner hereby further assign to the Bank upon the same terms as the charge contained in this clause all the Deposits held with any SCB Group Company.

2. (a) If I/we fail to pay or discharge any moneys hereby secured when due, the Bank may at any time or times thereafter, without prior notice to me/us or any other restriction, apply, appropriate, transfer or set off and I/we authorise each SCB Group Company to transfer or release to the Bank or the relevant SOB Group Company upon request, the whole or any part of the Deposits in or towards payment or discharge of any or all of such moneys. For that purpose, and at my/our expense, the Bank may convert the whole or any part of the Deposits into any other currency and withdraw or otherwise dispose of any of the Deposits not held with the Bank. The foregoing provisions shall apply notwithstanding that the Deposits or any part thereof may have been deposited for a fixed period or may be subject to a period of notice and the fixed period or period of notice may not have expired or notice may not have been given.

(b) To the fullest extent permitted under law, the circumstances in which the Bank or any SOB Group Company will exercise their rights of set-off against me/us include without limitation the following: (a) any of my/our liabilities to the Bank or any SCB Group Company, whether actual or contingent, now or at any time hereafter due, owing or incurred by me/us to the Bank or any SCB Group Company anywhere, whether alone or jointly and whether as principal or as surety, become overdue, (b) any attachment, execution or similar process is levied against me/us, (c) a petition in bankruptcy is filed by or against me/us,
(d) a receiver is appointed over all or any substantial part of my/our assets, or (e) the Bank or any SCB Group Company have reason to believe that I/we am/are unable to pay my/our debts when due.

3. During the continuance of this security I/we shall not be entitled to withdraw the whole or any part of the Deposits except with the prior consent of the Bank. Notwithstanding the foregoing, I/we may give instructions for renewal, conversion of currency or transfer among any of the Bank and any SCB Group Company referred to in clause 1, unless and until the Bank directs otherwise. The Bank may, if and when applicable, give notice of this security to any of the SCB Group Companies and I/we hereby agree with the Bank as agent for any of the SCB Group Companies that the provisions contained in this clause and in clause 4 shall apply to all the Deposits held with them.

4. I/We warrant that I/we am/are and shall be and remain the sole legal and beneficial owner of the Deposits free from all charges, encumbrances and rights of third parties and that I/we have the full power, authority and legal right to execute this security in favour of the Bank. I/we acknowledge that it shall be a condition of all the Deposits that I/we may not charge, assign or otherwise deal with or grant or suffer to arise any third party rights over the whole or any part thereof or to purport to do so: If I/we purport or attempt to do so without the prior consent of the Bank, or any third party asserts a claim In respect of the whole or any part of the Deposits, the moneys hereby secured will become immediately due and the Bank shall be immediately entitled to exercise its rights under clause 2.

5. This security is and shall remain a continuing security notwithstanding, as may be applicable, my/our death, bankruptcy, liquidation or other incapacity or any change in my/our constitution (or the retirement or death of any partner or the introduction of any further partner) or any settlement of account or other matter whatsoever and is in addition to and shall not be in any way prejudiced or affected by any other security or rights, or the release thereof, now or hereafter held by the Bank. This security may be enforced without the Bank first having recourse to any other security or rights. Nothing herein shall restrict the operation of any general lien, statutory right of set-off or other rights or remedies which the Bank may have by law or otherwise.

6.--------- [REMAINDER OF LINE ILLEGIBLE] ----------

7. I/we agree that all personal data relating to me/us collected by the Bank from time to time may be used and disclosed for such purposes and to such persons as set out in the Personal Data (Privacy) Ordinance Notification, which I/we have received.

I/we further agree that my/our personal data may be disclosed between the Bank and any SCB Group Company, or to any agent, contractor, third party service provider or professional adviser of the Bank or any SCB Group Company regardless of whether the recipient in each case is located (i) in Hong Kong or in another country; or (ii) in a country that does not offer the same level of data projection as Hong Kong. (For individuals, sole proprietorships and partnerships).

8. Each of the rights, powers and remedies given to the Bank under this security shall be cumulative and in addition to all other rights, powers and remedies given to the Bank hereunder or by virtue of any other security, statute or rule of law or equity.

9. Any forbearance or failure or delay by the Bank in exercising any right, power or remedy shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof and no course of dealing between me/us nor any waiver in any one or more instances shall be deemed a waiver in any other instance. Each of the Bank's rights, powers and remedies shall continue in full force and effect until such rights, powers or remedies are specifically amended or waived by an instrument in writing executed by the Bank.

10. If any one or more of the provisions of this security or any part or parts thereof shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, such illegality, invalidity or unenforceability shall not vitiate any other provisions of this security and this security shall be construed as if such illegal, invalid or unenforceable provisions were not contained herein.

11. A certificate by an officer of the Bank as to the moneys, obligations or liabilities for the time being due, owing or incurred by me/us to the Bank shall, save for manifest error, be conclusive evidence thereof against me/us for all purposes.

12. Any notice required to be given by the Bank to me/us shall be deemed to have been so given if addressed to me/us at my/our address specified above or to such other address as may be notified to the Bank in writing by me/us or appearing in the Bank's records as my/our last known address. Any notice delivered personally shall be deemed to have been given at the time of delivery. Any notice dispatched by letter postage prepaid shall be deemed to have been given immediately after posting. Any notice sent by electronic messaging system or facsimile shall be deemed to have been given at the time of dispatch.

13. Where this security is entered into by or on behalf of more than one party the agreements. obligations and liabilities on our part contained herein shall take effect as joint and several agreements, obligations and liabilities and all referents to "we," "us" or "our" shall take effect as references to the said parties and each or any of them. Where this security is given by a firm all such agreements, obligations and liabilities shall be binding in addition to the signatories on the person or persons from time to time carrying on business in the name of such firm or under the name in which the business of such firm may from time to time be continued.

14. References herein to me/us shall include my/our successors. Words importing a gender shall include every gender and words importing the singular shall include the plural and vice versa. (Without prejudice to the other provisions hereof, if, at any time, any moneys and/or obligations and/or liabilities which are secured hereby are owed to any SCB Group Company, then any reference herein to "the Bank" shall, to the fullest extent required for protecting the interest of such SCB Group Company, be construed as referring to the Bank and/or such SCB Group Company in such manner as the Bank may determine from time to time.)

15. This security shall be governed by and construed in accordance with the laws of Hong Kong and I/we hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts.

16. I/We hereby appoint the person named below (if any) as my/our agent to accept service of any legal process in Hong Kong in connection with this security. I/We agree that any writ, summons, order, judgment or other document shall be deemed duly and sufficiently served on me/us if addressed to me/us or to the said agent and left at, or sent by post to the respective address of me/us or the said agent last known to the Bank. The foregoing shall not limit the Bank's right to serve process on me/us In any manner permitted by law in any jurisdiction.

17. I/We agree that the Chinese translation shall not apply in construing this security and that the English version shall govern for all purposes.

Dated 16th day of September 2005.
     -----        ---------------

Name of Process Agent (if any):
                               -------------------------------------------------
Address of Process Agent:
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                                    SCHEDULE
                                    --------

SPECIFIED DEPOSITS ACCOUNT/INSTRUMENT          HELD WITH         EXISTING AMOUNT

              Time Deposits                    the Bank           USD2,000,000.

* specify the Bank, SCB or the relevant SCB Group Company

Sealed with the Common Seal of :

COMTECH INTERNATIONAL (HONG KONG) LTD.
---------------------------------------
(Name of Company in Block Letters)


and signed by:


--------------------------------------        ----------------------------------
(Name of Signatory in Block Letters)           (Signature)


in the presence of:


Name of Witness:
                --------------------------

I/D Card No.
(or equivalent)
of Witness:
                --------------------------

Address of
Witness:        --------------------------

                --------------------------

                --------------------------

                --------------------------

Occupation of
Witness:
                --------------------------    ----------------------------------
                                               (Signature of Witness)